SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: JANUARY 24, 2001
                        --------------------------------
                        (Date of Earliest Event Reported)

                           COMMODORE HOLDINGS LIMITED
                           --------------------------
             (Exact name of registrant as specified in its charter)

                                     Bermuda
                                     -------
                            (State of Incorporation)

          0-22908                                        N/A
          -------                                        ---
   (Commission File No.)               (I.R.S. Employer Identification No.)

  4000 Hollywood Boulevard, Suite 765-S, South Tower, Hollywood, Florida 33021
  ----------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (954) 967-2103
                                 --------------
              (Registrant's telephone number, including area code)

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Item 5. Other Events

         On January 24, 2001 the Commodore Holdings Limited (the "Company") and six of its direct and indirect subsidiaries filed their Debtor's Monthly Financial Reports for the month ended December 31, 2000. The following is a list of the companies and case numbers:

          COMPANY                             CASE NUMBER
          -------                             -----------
Commodore Holdings Limited                  00-27938-BKC-RBR
New Commodore Cruise Lines Limited          00-27939-BKC-RBR
Almira Enterprises, Inc.                    00-27940-BKC-RBR
Anastasia Cruises, Inc.                     00-27941-BKC-RBR
Crown Cruises Limited                       00-27942-BKC-RBR
Commodore Cruises Limited                   00-28040-BKC-RBR
Capri Cruises                               00-28041-BKC-RBR

         The Company and its subsidiaries that filed voluntary petitions under Chapter 11 of the United States Bankruptcy Code are required to file these reports, on a monthly basis, with the United states Bankruptcy Court and the United States Trustee pursuant to rule 2015 and the United States Trustee's "Operating Guidelines and Financial Reporting Requirements".

         Certain matters discussed in the Trustee's Report are forward-looking statements intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such because the context of the statement will include words such as the Company "believes," "expects" or words of similar import. Similarly, statements that describe the Company's future plans, objectives, estimates or goals are also forward-looking statements. Such statements address future events and conditions concerning capital expenditures, earnings, sales, liquidity and capital resources, and accounting matters. Actual results in each case could differ materially from those currently anticipated in such statements, by reason of factors such as the ability of the Company to successfully reorganize its business, emerge from bankruptcy and obtain financing to resume its operations; competing in a saturated industry against modern and larger fleets; a high percentage of debt on assets owned by the company, the Company's deficit working capital position, the potential for additional government regulation and maintenance to aging vessels and general economic conditions in the cruise and gaming industries and the markets in which the company operates. In addition, the Company is subject to risks and uncertainties incident to its bankruptcy filing, including, among others, risks relating to the unavailability of credit or of cash at any time and from time to time, the need to seek and obtain bankruptcy court approval of actions, and the possibility that any plan of reorganization that may ultimately be confirmed with respect to the Company may dilute or eliminate the equity position of the Company's current stockholders. In addition, results may vary as a result of factors set forth from time to time in the documents filed by the Company with the Securities and Exchange Commission. The Company assumes no obligation to update any forward-looking statements to reflect actual results or changes in the factors affecting such forward-looking statements.

Item 7. Financial Statements and Exhibits

         (c) Exhibits

   EXHIBIT                                DESCRIPTION
   -------                                -----------

Exhibit 99.1 Debtor's Monthly Financial Report - Commodore Holdings Limited (00-27938-BKC-RBR) Month Ended December 31, 2000

Exhibit 99.2 Debtor's Monthly Financial Report - New Commodore Cruise Lines Limited (00-27939-BKC-RBR) Month Ended December 31, 2000

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Exhibit 99.3      Debtor's Monthly Financial Report - Almira Enterprises, Inc.
                  (00-27940-BKC-RBR) Month Ended December 31, 2000

Exhibit 99.4 Debtor's Monthly Financial Report - Anastasia Cruises, Inc. (00-27941-BKC-RBR) Month Ended December 31, 2000

Exhibit 99.5 Debtor's Monthly Financial Report - Crown Cruises Limited (00-27942-BKC-RBR) Month Ended December 31, 2000

Exhibit 99.6 Debtor's Monthly Financial Report - Commodore Cruises Limited (00-28040-BKC-RBR) Month Ended December 31, 2000

Exhibit 99.7 Debtor's Monthly Financial Report - Capri Cruises (00-28041-BKC-RBR) Month Ended December 31, 2000

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Dated: February 9, 2001

                                    COMMODORE HOLDINGS LIMITED

                                    By: /s/ Alan Pritzker
                                       ----------------------------------------
                                        Alan Pritzker, Chief Financial Officer

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                                 EXHIBIT INDEX

   EXHIBIT              DESCRIPTION
   -------              -----------

Exhibit 99.1      Commodore Holdings Limited

Exhibit 99.2      New Commodore Cruise Lines Limited

Exhibit 99.3      Almira Enterprises, Inc.

Exhibit 99.4      Anastasia Cruises, Inc., D.B.A. Crown Cruises

Exhibit 99.5      Crown Cruises Limited

Exhibit 99.6      Commodore Cruises Limited

Exhibit 99.7      Capri Cruises